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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                 -----------------


                                      FORM 8-K

                                   CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                            Date of Report: May 27, 1998

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                             INTERSTATE HOTELS COMPANY
                                  Foster Plaza Ten
                                 680 Andersen Drive
                          Pittsburgh, Pennsylvania 15220
                                   (412) 937-0600

      Pennsylvania                     1-11731                   25-1788101
(State of Incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)


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Item 5. Other Events.

     On May 27, 1998, Interstate Hotels Company, Patriot American Hospitality, Inc., Wyndham International, Inc. and Marriott International, Inc. signed a definitive agreement providing for the settlement of litigation filed by Marriott to enjoin Interstate's merger with and into Patriot. Copies of the settlement agreement and joint press release of Interstate, Patriot and Wyndham announcing the execution of the agreement are filed as Exhibits
99.1 and 99.2 hereto, respectively, and are incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.                            Description
-----------                            -----------
   99.1          Settlement Agreement, dated May 27, 1998, among Interstate
                 Hotels Company, Patriot American Hospitality, Inc., Wyndham
                 International, Inc. and Marriott International, Inc.

   99.2          Joint Press Release




                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interstate Hotels Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       INTERSTATE HOTELS COMPANY

Dated: May 27, 1998                    By:  /s/ J. William Richardson
                                          ------------------------------
                                            J. William Richardson
                                            Executive Vice President and
                                            Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit No.                             Description
-----------                             -----------
   99.1         Settlement Agreement, dated May 27, 1998, among Interstate
                Hotels Company, Patriot American Hospitality, Inc., Wyndham
                International, Inc. and Marriott International, Inc.

   99.2         Joint Press Release